UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

Filed by the Registrant ☒   Filed by a Party Other Than the Registrant ☐

Check the Appropriate Box:

☐	Preliminary Proxy Statement

☐	Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) of sec. 240.14a-12

CASH ACCOUNT TRUST

DWS MONEY FUNDS

INVESTORS CASH TRUST

TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

(Names of Registrants as Specified in their Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Registrants)

Payment of Filing Fee (Check the Appropriate Box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

D.F. King & Co., Inc.

Telephone Script – To be released on or about February 8, 2008

DWS Funds

Introduction

Hello, Mr./Ms. (Shareholder). My name is                     , and I am calling on behalf of the [DWS Fund Name]. According to our records you are a client of [Brokerage Firm] which utilizes the [DWS Fund Name] as a sweep vehicle in your brokerage account. I’m calling to follow-up on the recent distribution of proxy materials.

Mr. /Ms                    , this conversation is being recorded for quality control purposes. Have you received the materials for the [DWS Fund Name] Special Shareholder Meeting scheduled for March 31, 2008?

IF NO – Then help the shareholder obtain the materials he/she requires. If a NOBO, give him/her the 1- 800-714-3305 number and have them call back when they receive the materials. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as “14” or “15”.

IF YES – The Fund’s Board is asking you to consider # proposals as set forth in the proxy statement dated January 7, 2008. The Fund’s Board recommends that you vote in favor of these proposals. For your convenience, I can record your vote over the telephone right now. Will that be okay?

IF YES - Do you have any questions before we proceed?

Take time to answer all questions carefully. Do not give advice. Remind the shareholder that the fund’s Board has recommended that he/she vote in favor of each proposal. Questions should only be addressed by referring to the proxy statement and reading the appropriate sections.

Good, Let’s proceed. Your vote will be recorded. I will ask you for your full name and address of record and ask you to confirm that you have received the Fund’s proxy materials and have authority to vote the shares. You will be mailed a letter confirming your vote which will provide instructions should you later decide to change your vote.

IF NO – Do you have any questions that I may answer?

Take time to answer all questions carefully. Do not give advice. Remind the shareholder that the fund’s Board has recommended that he/she vote in favor of the proposal. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

Your vote is important. Please vote by signing, dating and promptly mailing your proxy card in the envelope provided. If you prefer, you can also vote by internet or touch-tone telephone. Simply follow the easy instructions sent with your proxy materials.

Begin the Vote

My name is                    , calling from D.F. King & Co. on behalf of the [DWS Fund Name]. Today’s date is                      and the time is             .

May I please have your full name as your account is registered? (If shareholder is an entity: May I please have the name of your entity, and your name and title) Please confirm that you are authorized to direct the voting of these [DWS Fund Name] shares?

May I please have your address of record?

Have you received the Fund’s Proxy materials for its March 31, 2008 Meeting?

If the shareholder answers “no” offer to take their name and address and mail the proxy statement.

Actual Voting

The Fund’s Board is asking you to consider # proposals (Rep to fill in the number of proposals), as listed in your proxy statement, and it recommends a vote FOR the proposals. Would you like to vote all of your shares as recommended by the Board in favor of these proposals?

If you are required to read the proposal individually, end each proposal by saying, “The Board recommends that you vote in favor. How would you like to vote?” The valid responses are

F = For proposal.

A = Against proposal.

B = Abstain.

NOTE: For proposal 1, election of the Board Members, shareholders may vote for some but not all nominees.

Closing

I have recorded your vote(s). You have voted For/Against/Abstain Proposals                 . Is that correct? Great. D.F.King will submit your voting instructions to the [DWS Fund Name] as your voting agent. In the next 72 hours, we will mail you a letter confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter or follow the instructions in your proxy statement. Thank you for your time, and good bye.

Answering Machine Message

Hello, I’m calling regarding your investment in the [DWS Fund Name]. You should have recently received proxy materials in the mail concerning the Fund’s March 31, 2008 Special Shareholders Meeting

Your vote is important. Please sign, date and promptly mail your proxy in the postage paid envelope provided.

Internet or touch-tone telephone voting also is available. Please follow the instructions included with your proxy materials.

If you have any questions, require assistance or need new proxy materials, please call D.F. King, which is assisting your Fund, at 1-800-714-3305.

Thank you.

D.F. King & Co., Inc.

Telephone Script – To be released on or about February 8, 2008

DWS Funds

Introduction

Hello, Mr./Ms. (Shareholder). My name is                     , and I am calling on behalf of the [DWS Fund Name]. According to our records, your brokerage firm clears through [Brokerage Firm] and utilizes the [DWS Fund Name] as a sweep vehicle in your brokerage account. I’m calling to follow-up on the recent distribution of proxy materials.

Mr. /Ms                    , this conversation is being recorded for quality control purposes.

Have you received the materials for the [DWS Fund Name] Special Shareholder Meeting scheduled for March 31, 2008?

IF NO – Then help the shareholder obtain the materials he/she requires. If a NOBO, give him/her the 1- 800-714-3305 number and have them call back when they receive the materials. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as “14” or “15”.

IF YES – The Fund’s Board is asking you to consider # proposals as set forth in the proxy statement dated January 7, 2008. The Fund’s Board recommends that you vote in favor of these proposals. For your convenience, I can record your vote over the telephone right now. Will that be okay?

IF YES - Do you have any questions before we proceed?

Take time to answer all questions carefully. Do not give advice. Remind the shareholder that the fund’s Board has recommended that he/she vote in favor of each proposal. Questions should only be addressed by referring to the proxy statement and reading the appropriate sections.

Good, Let’s proceed. Your vote will be recorded. I will ask you for your full name and address of record and ask you to confirm that you have received the Fund’s proxy materials and have authority to vote the shares. You will be mailed a letter confirming your vote which will provide instructions should you later decide to change your vote.

IF NO – Do you have any questions that I may answer?

Take time to answer all questions carefully. Do not give advice. Remind the shareholder that the fund’s Board has recommended that he/she vote in favor of the proposal. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

Your vote is important. Please vote by signing, dating and promptly mailing your proxy card in the envelope provided. If you prefer, you can also vote by internet or touch-tone telephone. Simply follow the easy instructions sent with your proxy materials.

Begin the Vote

My name is                     , calling from D.F. King & Co. on behalf of the [DWS Fund Name]. Today’s date is                      and the time is                     .

May I please have your full name as your account is registered? (If shareholder is an entity: May I please have the name of your entity, and your name and title) Please confirm that you are authorized to direct the voting of these [DWS Fund Name] shares?

May I please have your address of record?

Have you received the Fund’s Proxy materials for its March 31, 2008 Meeting?

If the shareholder answers “no” offer to take their name and address and mail the proxy statement.

Actual Voting

The Fund’s Board is asking you to consider # proposals (Rep to fill in the number of proposals), as listed in your proxy statement, and it recommends a vote FOR the proposals. Would you like to vote all of your shares as recommended by the Board in favor of these proposals?

If you are required to read the proposal individually, end each proposal by saying, “The Board recommends that you vote in favor. How would you like to vote?” The valid responses are

F = For proposal.

A = Against proposal.

B = Abstain.

NOTE: For proposal 1, election of the Board Members, shareholders may vote for some but not all nominees.

Closing

I have recorded your vote(s). You have voted For/Against/Abstain Proposals             . Is that correct? Great. D.F.King will submit your voting instructions to the [DWS Fund Name] as your voting agent. In the next 72 hours, we will mail you a letter confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter or follow the instructions in your proxy statement. Thank you for your time, and good bye.

Answering Machine Message

Hello, I’m calling regarding your investment in the [DWS Fund Name]. You should have recently received proxy materials in the mail concerning the Fund’s March 31, 2008 Special Shareholders Meeting

Your vote is important. Please sign, date and promptly mail your proxy in the postage paid envelope provided.

Internet or touch-tone telephone voting also is available. Please follow the instructions included with your proxy materials.

If you have any questions, require assistance or need new proxy materials, please call D.F. King, which is assisting your Fund, at 1-800-714-3305.

Thank you.